Exhibit 99.3

                  THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF AFG ENTERPRISES USA, INC. THAT (A) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO AFG ENTERPRISES USA, INC. OR ANY SUBSIDIARY THEREOF,
(II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (A)(IV) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER THE TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK AS CUSTODIAN FOR THE INITIAL DEPOSITARY PURSUANT TO THE TERMS OF THAT CERTAIN DEPOSIT AGREEMENT BETWEEN THE BANK OF NEW YORK, AS DEPOSITARY AND AFG ENTERPRISES USA, INC., ISSUER, DATED AS OF MARCH 29, 2006, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                            AFG Enterprises USA, Inc.

                  Senior Secured Nonconvertible Notes Due 2011

No. 0001                  CUSIP NO. 00106F AA              7 U.S. $50,000,000.00

                  AFG Enterprises USA, Inc., a corporation duly organized and validly existing under the laws of the State of Nevada (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to Hare & Co. pursuant to the Indenture, or registered assigns, the principal sum of FIFTY MILLION United States Dollars ($50,000,000.00) (which amount may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Initial Depositary, in accordance with the rules and procedures of the Initial Depositary) on March 29, 2011 and to pay interest on said principal sum quarterly on March 31, June 30, September 30 and December 31 of each year commencing June 30, 2006, at the rate specified in Section 12.01 of the Indenture to Holders of record on the immediately preceding March 15, June 15, September 15 and December 15 which interest has been paid, or if no interest has been paid, from March 29, 2006 until the Principal Amount is paid or duly made available for payment. Except as otherwise provided in the Indenture, the interest payable on this Note pursuant to the Indenture on any March 31, June 30, September 30 and December 31 will be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date, which shall be March 15, June 15, September 15 and December 15 (whether or not a Trading Day) next preceding such March 31, June 30, September 30 and December 31, respectively. Payment of the principal of and interest accrued on this Note shall be made by check mailed to the address of the Holder of this Note specified in the register of Notes, or, upon written application by a Holder of an aggregate Principal Amount of greater than U.S.$2 million to the Note Registrar setting forth wire instructions not later than ten (10) days prior to the relevant payment date, such Holder may receive payment by wire transfer in immediately available funds, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  The Issue Date of this Note is March 29, 2006.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions requiring the redemption of such part of this Note as set forth in the Indenture (a) (i) in respect of a Holder's vote against an Approved Business Combination Transaction or (ii) if the Holder votes against all Approved Business transactions and, (b) at the option of the Holder, (w) after the failure by the Company to achieve the numbers of subscribers required by Section 10.17(b) of the Indenture in any two consecutive fiscal quarters; (x) after the 18 month anniversary of the issuance of the Notes; (y) in connection with the Holder's making an Additional Contribution; or (z) if the Company does not raise at least $7,000,000 in additional capital within 6 months of the issuance of the Notes, subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used but not defined herein shall have such meanings as are ascribed to such terms in the Indenture.

                  This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                                          [Signature page follows]

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                      AFG ENTERPRISES USA, INC.


                                      By: /s/  William Santo, CEO
                                          --------------------------------------
                                          Authorized Signatory

                  This Note is one of a duly authorized issue of Notes of the Company, designated as its Senior Secured Nonconvertible Notes Due 2011 (the "Notes"), all issued or to be issued under and pursuant to an Indenture, dated as of March 29, 2006 (the "Indenture"), between the Company and The Bank of New York (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.

                  The indebtedness evidenced by the Notes is senior secured indebtedness of the Company and ranks superior to the Company's unsecured and subordinated indebtedness.

                  1. Interest Rate. Interest on the Notes shall accrue at a rate equal to the greater of (A) 4.51% and (B) the three month U.S. Treasury Rate (as reported on Bloomberg). The applicable Interest Rate shall be determined for each quarterly interest period on the first Trading Day of such period. Interest on the Notes shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from March 29 2006, until the Principal Amount is paid or duly made available for payment.

                  2. Redemption Right of the Holder. Upon the consummation of an Approved Business Combination Transaction, the Company shall automatically redeem the Business Combination Pro Rata Transaction Amount of Holders of Nonconvertible Notes voting against the applicable Approval Business Combination Transaction and if a Holder votes against all Approved Business Combination Transactions, thirty-one days after the Threshold Acquisition Date, the remaining outstanding amount of the Note.

                  3. Redemption by the Company at the Option of the Holder. Subject to the terms and conditions of the Indenture, the Company shall become obligated, at the option of the Holder, (i) to redeem the Notes upon the request of such Holder after the failure by the Company to achieve the numbers of subscribers required by Section 10.17(b) of the Indenture in any two consecutive fiscal quarters, (ii) to redeem the Notes upon the request of such Holder at any time after the 18 month anniversary of the original issuance of the Nonconvertible Notes, (iii) in connection with the Holder's making an Additional Contribution, or (iv) if the Company does not raise at least $7,000,000 in additional capital pursuant to an equity offering within 6 months of the initial issuance of the Notes at the Optional Redemption Price, (which Optional Redemption Price will be paid in cash).

                  4. Repurchase by the Company at the Option of the Holder Upon a Fundamental Change. Subject to the terms and conditions of the Indenture, the Company shall become obligated, at the option of the Holder, to repurchase the Notes if a Fundamental Change occurs at any time prior to the Stated Maturity at the Fundamental Change Repurchase Price, (which Fundamental Change Repurchase Price, excluding the Make-Whole Premium, will be paid in cash, plus any Make-Whole Premium required by the terms of the Indenture).

                  5. Withdrawal of Fundamental Change Repurchase Notice. Holders have the right to withdraw, in whole or in part, any Fundamental Change Repurchase Notice, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

                  6. Payment of Redemption Price and Fundamental Change Repurchase Price. If cash sufficient to pay the Redemption Price or Fundamental Change Repurchase Price as the case may be, of all Notes or portions thereof to be redeemed or repurchased on a Redemption Date or on a Fundamental Change, as the case may be, is deposited with the Paying Agent on the Trading Day preceding the Redemption Date or the Fundamental Change Settlement Date, as the case may be, the Notes to be redeemed or repurchased will cease to be Outstanding and interest and Liquidated Damages, if any, will cease to accrue on such Notes (or portions thereof) immediately after such Redemption Date or Fundamental Change Settlement Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Redemption Price or Fundamental Change Repurchase Price as the case may be) upon surrender of such Note.

                  7. Business Combination Transactions. At any time after the date hereof, the Company may seek the approval of the Nonconvertible Holders to a Business Combination Proposal by delivering a Business Combination Notice to the Nonconvertible Holders no earlier than sixty
                           (60) Trading Days and no later than twenty (20) Trading Days prior to the date of the Business Combination Vote. The record date for any Business Combination Vote shall be such date as set by the Company in the Business Combination Notice, which shall be at least five (5) Trading Days prior to the date of such Business Combination Vote. The affirmative vote of Nonconvertible Holders of at least 75% in aggregate Principal Amount of the Outstanding Notes are required to approve any Business Combination Proposal. Within ten (10) Trading Days following the consummation of such Business Combination Transaction, the Trustee shall deliver a notice to each Nonconvertible Holder listing the Available Amount of the Company following the consummation of such Business Combination Transaction and the Holder's Business Combination Transaction Pro Rata Amount of such Business Combination Transaction.

                  8. Penalty for Failure to Consummate Business Combination. If Holders of at least 75% in aggregate Principal Amount of the Outstanding Nonconvertible Notes fail to vote in favor of a Business Combination Proposal, the Company will not be permitted to present any further Business Combination Proposals to the Holders for a thirty day period thereafter.

                  In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, repurchase or conversion of this Note in part only, the Trustee, as custodian of the Initial Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Initial Depositary.

                  Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Note, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Notes, or to a prospective purchaser of any such Note designated by any such Holder, to the extent required to permit compliance by any such Holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                  If an Event of Default shall occur and be continuing, the Principal Amount plus accrued and unpaid interest and Liquidated Damages, if any, through such date on all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate Principal Amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of any provision of or applicable to this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding in respect of the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default in respect of the Notes, the Holders of not less than 25% in aggregate Principal Amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity satisfactory to it, the Trustee shall not have received from the Holders of a majority in Principal Amount of Outstanding Notes a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of said principal hereof or interest hereon on or after the respective due dates expressed herein or for the enforcement of any conversion right.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount or Fundamental Change Repurchase Price of or interest and Liquidated Damages, if any, on, this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

                  The Notes are issuable only in registered form in denominations of any integral multiple of $1.00, as provided in the Indenture and subject to certain limitations therein set forth. Notes are exchangeable for a like aggregate Principal Amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

If you want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:



(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date:                     Signed:
                                 -----------------------------------------------


       (Sign exactly as your name appears on the other side of this Note)


Signature Guarantee:
                    -----------------------------------------------------

Note: Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the second anniversary of the Issue Date set forth on the face of this Note, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

[Check One]

(1) _____ to the Company or a subsidiary thereof; or

(2) _____ to a "Qualified Institutional Buyer" pursuant to and in compliance with Rule 144A under the Securities Act; or

(3) _____ pursuant to the exemption from registration provided by Rule 144 under the Securities Act.

Unless one of the above boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof, provided that if box (3) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Note Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.09 of the Indenture shall have been satisfied.


Date:                     Signed:
                                 -----------------------------------------------


       (Sign exactly as your name appears on the other side of this Note)


Signature Guarantee:
                    -----------------------------------------------------

Note: Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account in respect of which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date:                     Signed:
                                 -----------------------------------------------

NOTICE: To be executed by an executive officer.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  The Bank of New York, as Trustee, certifies that this is one of the Notes referred to in the within-mentioned Indenture.

Date:                     The Bank of New York, as Trustee
                          By: /s/ Geovanni Barris
                              -----------------------------------------------
                              Geovanni Barris
                              Authorized Signatory